Pensions and Post-Employment Benefits - Summary of Actuarial (Gains) Losses (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Gain (loss) on remeasurement, net defined benefit liability (asset) [abstract]
Actuarial (gains) losses due to experience	$ 13	$ 96	$ (87)
Actuarial (gains) losses due to demographic assumptions	(5)	(2)	20
Actuarial (gains) losses due financial assumptions	37	(270)	(196)
Total	$ 45	$ (176)	$ (263)